UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2024

Rubicon Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40910	88-3703651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 E Paces Ferry Rd NE Suite 810 Atlanta, GA	30326
(Address of principal executive offices)	(Zip Code)

(844) 479-1507

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Operating Officer

On May 23, 2024, Mr. Kevin Schubert and the Company entered into a General Release and Separation Agreement (the “Separation Agreement”) wherein Mr. Schubert resigned from his role as Chief Financial Officer of Rubicon Technologies, Inc. (the “Company”), effective June 1, 2024. The Company sincerely thanks Mr. Schubert for his leadership and contributions to the Company. The Separation Agreement is attached hereto and incorporated herein as Exhibit 10.1 to this Current Report on Form 8-K.

Amendment to Offer Letter Agreement

On May 23, 2024, the Company entered into an amendment to that certain Offer Letter Agreement (the “Amendment”) entered into between the Company and Mr. Grant Deans dated August 29, 2023, wherein the Company offered Mr. Deans the position of Interim Chief Financial Officer. The Amendment and the Offer Letter Agreement are attached hereto and incorporated herein as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Prior to his appointment to the position of Interim Chief Financial Officer, Mr. Deans, aged 48, held several senior international finance positions focused on Efficiency, Growth and Corporate Finance. Mr. Deans started his career as an Internal Control Analyst with American Express and held multiple roles with Schneider Electric, a global leader in energy management, from July 2010 to December 2019, including time spent as Operational Efficiency Leader and Vice President of Finance for its global technology business unit. Mr. Deans worked with Solid Energy Systems, a renewable energy company in the semiconductor industry, from November 2021 to November 2022, and Keystone Dental Group, an oral healthcare technology company, from November 2022 to October 2023. Mr. Deans holds a Bachelor of Commerce (Finance and Banking), and a Bachelor of Arts (International Relations) from the University of New England (Australia), a CPA and was awarded a Master’s Degree from the Harvard University Extension School in 2022.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10.1	General Release and Separation Agreement, dated June 1, 2024.
10.2	Amendment to Offer Letter Agreement, dated May 23, 2024.
10.3	Offer Letter Agreement, dated August 29, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Technologies, Inc.

By:	/s/ Philip Rodoni
	Name:	Philip Rodoni
	Title:	Chief Executive Officer

Date: May 30, 2024

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